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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 14, 2003





                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)




      Delaware                        1-12295               76-0513049
(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)




500 Dallas, Suite 2500, Houston, Texas                               77002
(Address of principal executive offices)                          (Zip Code)




                                 (713) 860-2500
              (Registrant's telephone number, including area code)






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Item 5.  Other Matters.

     Genesis Energy, L.P. ("GELP") closed on the purchase of a CO2 volumetric production payment as described in the attached press release dated November 17, 2003, as set forth in Exhibit 99.1 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            *99.1 Copy of Genesis Energy, L.P.'s press release dated November 17, 2003.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                GENESIS ENERGY, L.P.
                                                (A Delaware Limited Partnership)

                                          By:   GENESIS ENERGY, Inc., as
                                                General Partner


Date:  November 24, 2003                  By:     /s/  ROSS A. BENAVIDES
                                                  ------------------------------
                                                  Ross A. Benavides
                                                  Chief Financial Officer


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